UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 7, 2020

BASSETT FURNITURE INDUSTRIES, INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	0-209	54-0135270
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3525 Fairystone Park Highway Bassett, Virginia	24055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 276/629-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($5.00 par value)	BSET	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) Director Election

On October 7, 2020, the Board elected Emma S. Battle as a director. Ms. Battle was elected to serve until the 2021 Annual Meeting of Stockholders and thereafter if re-elected until her successor is duly elected and qualified. Ms. Battle was elected upon the recommendation of the Organization, Compensation and Nominating Committee of the Board.  Ms. Battle will receive compensation for her Board service as a non-employee director consistent with the Company’s director compensation program. The Board has determined that Ms. Battle is an independent outside director, and it has not been determined on which committee of the Board she will serve. Ms. Battle is the President and CEO of MarketVigor, a business services company she founded in 2003. Since 2017, she has served as the President and CEO of Higher Ed Works, a nonpartisan public charity that supports higher public education in North Carolina. From 2015 to 2017, Ms. Battle was Vice President, Client Success of Windsor Circle, an e-commerce marketing company. She currently serves on the Board of the Southeastern Wind Coalition, on the Board of Advisors of Elon University’s Love School of Business, and on the Executive Leadership Board of the Frank Porter Graham Child Development Institute. Ms. Battle was a member of the Board of Directors of Primo Water Corporation (PRMW) from 2019 to 2020.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99	News release issued by Bassett Furniture Industries, Inc. on October 9, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date: October 12, 2020	By:	/s/ J. Michael Daniel
J. Michael Daniel
Title: Senior Vice President – Chief Financial Officer

EXHIBIT INDEX

Description

Exhibit No. 99      News release issued by Bassett Furniture Industries on October 9, 2020.